AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 18, 2000
                                                        REGISTRATION NO. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                              CORNING INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           NEW YORK                                 16-0393470
   (STATE OF INCORPORATION)            (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                              ONE RIVERFRONT PLAZA
                             CORNING, NEW YORK 14831
                                 (607) 974-9000
     (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                WILLIAM D. EGGERS
                            SENIOR VICE PRESIDENT AND
                                 GENERAL COUNSEL
                              CORNING INCORPORATED
                              ONE RIVERFRONT PLAZA
                             CORNING, NEW YORK 14831
                                 (607) 974-9000
       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:

       ROBERT M. THOMAS, Jr.                            STEPHEN T. GIOVE
        SULLIVAN & CROMWELL                            SHEARMAN & STERLING
         125 BROAD STREET                             599 LEXINGTON AVENUE
     NEW YORK, NEW YORK 10004                       NEW YORK, NEW YORK 10022

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (the "Securities Act") other than securities offered only in connection with dividend or interest reinvestment plans, check the following box./X/

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-44328; 333-44328-01.

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering./ /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /



===============================================================================================================================
    TITLE OF EACH CLASS OF          AMOUNT TO BE     PROPOSED MAXIMUM AGGREGATE      PROPOSED MAXIMUM             AMOUNT OF
    SECURITIES TO BE REGISTERED     REGISTERED (1)   OFFERING PRICE PER UNIT(2)    AGGREGATE OFFERING PRICE(3)  REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
Convertible Debt Securities
 and Common Stock (4)               $800,000,000           100%                    $800,000,000                  $211,200
===============================================================================================================================


     (1) In United States dollars.

     (2) Estimated solely for the purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended.

     (3) Such amount represents the offering price of any Common Stock and the principal amount of the convertible debt securities if issued at their principal amount or the issue price, rather than the principal amount, of the convertible debt securities if issued at an original issue discount.

     (4) Includes common stock issuable upon exercise of convertible debt securities.

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-3 filed by Corning Incorporated and Corning Finance B.V. with the Securities and Exchange Commission (File Nos. 333-44328 and 333-44328-01) pursuant to the Securities Act of 1933, as amended, and declared effective on September 1, 2000 is incorporated by reference into this Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on October 18, 2000.


                                               CORNING INCORPORATED
                                               ---------------------------------
                                               (Registrant)


                                               By: /s/ William D. Eggers
                                                  ------------------------------
                                                   William D. Eggers
                                                   Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons on October 18, 2000, in the capacities indicated.

                             SIGNATURE                         CAPACITY
                             ---------                        --------


    /s/ ROGER G. ACKERMAN
-----------------------------------------          Chairman of the Board,
                      (Roger G. Ackerman)          Principal Executive
                                                   Officer and Director

   /s/ JAMES B. FLAWS
-----------------------------------------          Executive Vice President and
                      (James B. Flaws)             Principal Financial Officer

   /s/ KATHERINE A. ASBECK
-----------------------------------------          Vice President, Controller
                   (Katherine A. Asbeck)           and Principal Accounting
                                                   Officer

________________________________________           Director
                (John Seely Brown)


________________________________________           Director
                 (John H. Foster)

                   *
________________________________________           Director
                  (Norman E. Garrity)

                   *
________________________________________           Director
                     (Gordon Gund)

                   *
________________________________________           Director
                 (John M. Hennessy)

                   *
________________________________________           Director
                 (James R. Houghton)

                   *
________________________________________           Director
                    (John W. Loose)

                   *
________________________________________           Director
                   (James J. O'Connor)

                   *
________________________________________           Director
                   (Catherine A. Rein)

                   *
________________________________________           Director
                   (Deborah D. Rieman)

                   *
________________________________________           Director
                   (H. Onno Ruding)

                   *
________________________________________           Director
                 (William D. Smithburg)


*By:      /s/ WILLIAM D. EGGERS
   -------------------------------------
   (William D. Eggers, Attorney-in-Fact)

                                  EXHIBIT INDEX


    EXHIBIT
       NO.                DESCRIPTION
    -------               -----------


      5.01     Opinion of William D. Eggers, Esq.

     23.01     Consent of PricewaterhouseCoopers LLP, independent accountants.

     23.02     Consent of Ernst & Young LLP, independent accountants.

     23.03     Consent of KPMG Deutsche Treuhand-Gesellschaft
               Aktiengesellschaft Wirtschaftsprufungsgesellschaft

     23.04     Consent of William D. Eggers, Esq. (included in the Exhibit
               5.01)

     24.01     Power of Attorney of certain directors.